Interests in subsidiaries	12 Months Ended
Dec. 31, 2021
Disclosure of subsidiaries [abstract]
Interests in subsidiaries
32 Interests in Subsidiaries
Subsidiaries with material non-controlling interests
Until 2020, non-controlling interests principally arise from the Group’s listed investment in Malaysia (British American Tobacco (Malaysia) Berhad). But due to difficult trading conditions, as mentioned in note 12, the non-controlling interest in Malaysia is no longer material to the Group and is not disclosed anymore.
In 2021, non-controlling interests principally arise from the Group’s listed investment in Bangladesh (British American Tobacco Bangladesh Company Limited) where the Group held 72.91% in 2021, 2020 and 2019. Summarised financial information for Bangladesh is shown below as required by IFRS 12
Disclosure of interest in other entities.
No adjustments have been made to the information below for the elimination of intercompany transactions and balances with the rest of the Group.

Summarised financial information	2021 £m	2020 £m	2019 £m

Revenue	640	553	527

Profit for the year	127	101	86

– Attributable to non-controlling interests	34	27	23

Total comprehensive income	127	91	70

– Attributable to non-controlling interests	34	25	19

Dividends paid to non-controlling interests	(28)	(31)	(8)

Summary net assets:

Non-current assets	303	271	287

Current assets	345	271	241

Non-current liabilities	70	58	65

Current liabilities	262	190	144

Total equity at the end of the year	316	294	319

– Attributable to non-controlling interests	86	80	86

Net cash generated from operating activities	52	137	140

Net cash used in investing activities	(26)	(11)	(51)

Net cash used in financing activities	(55)	(111)	(75)

Differences on exchange	–	(1)	(1)

(Decrease)/increase in net cash and cash equivalents	(29)	14	13

Net cash and cash equivalents at 1 January	30	16	3

Net cash and cash equivalents at 31 December	1	30	16
Subsidiaries subject to restrictions:
As a result of the Group’s Canadian subsidiary, Imperial Tobacco Canada (ITCAN), entering CCAA protection, the assets of ITCAN are subject to restrictions. The table below summarises the assets and liabilities of ITCAN:

Summarised financial information	2021 £m	2020 £m

Non-current assets	2,403	2,354

Current assets	1,630	1,251

Non-current liabilities	(109)	(132)

Current liabilities	(479)	(528)

	3,445	2,945
Under the terms of CCAA, the court has appointed FTI Consulting Canada Inc. to act as a monitor. This monitor has no operational input and is not involved in the management of the business. The Group considers that ITCAN continues to meet the requirements of IFRS 10
Consolidated Financial Statements,
and, until such requirements are not met, the Group will continue to consolidate the results of ITCAN.
Whilst the Group continues to control the operations of its Canadian subsidiary, there are restrictions over the ability to access or use certain assets including the ability to remit dividends. Included in non-current assets for 2021 and 2020 is goodwill of £2.3 billion subject to impairment reviews (note 12). Included in current liabilities are trade and other payables of £341 million (2020: £284 million), the majority of which are amounts payable in respect of duties and excise. A breakdown of current assets has been provided below.

	2021 £m	2020 £m

Cash and cash equivalents *	1,114	992

Inventory	126	114

Investments held at fair value	351	115

Other	39	30

	1,630	1,251

*
Cash and cash equivalents above include £1,024 million (2020: £878 million) of restricted cash and cash equivalents. The Group defines restricted cash and cash equivalents as where there are significant restrictions on its ability to access or use the assets and settle the liabilities of the Group, but excludes cash and cash equivalents where there are also outstanding local currency borrowings or where there is an outstanding excise liability. In addition, dividends payable would also be excluded from restricted cash and cash equivalents if the dividend has been approved by the necessary regulatory channels.

Refer to note 31 for information on the Quebec Class Actions.
Other shareholdings
At 31 December 2021, the Group holds almost 100% (2020: 92%) of the equity shares of PT Bentoel Internasional Investama Tbk (Bentoel). In 2011, the Group sold 984 million shares, representing approximately 14% of Bentoel’s share capital, for the purposes of fulfilling certain obligations pursuant to Bapepam LK (Indonesia) takeover regulations. The Group simultaneously entered into a total return swap on 971 million of the shares. In June 2016, the Group and other investors participated in a rights issue by Bentoel, with the Group increasing its stake in Bentoel to 92%. Simultaneously, the Group amended the total return swap to take account of an additional 1,684 million shares with the shares subject to the total return swap representing 7% of Bentoel’s issued capital. While the Group did not have legal ownership of these shares, it retained the risks and rewards associated with them which resulted in the Group continuing to recognise an effective interest in 99% of Bentoel’s net assets and results. As explained in note 30, on 5 October 2021, Bentoel announced its intention to delist from the Indonesia Stock Exchange and go private by conducting a Voluntary Tender Offer (VTO). As part of this process, the Group terminated the total return swap, with legal ownership of the shares being reacquired by the Group. The process is on-going and is expected to conclude in the early part of 2022, with no material impact to the Group.
Refer to note 14 for information on the Group’s 42% investment in Tisak d.d.